S000022085 [Member] Investment Strategy - Large Core Growth Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]
The Fund attempts to achieve its investment objective by investing primarily in equity securities of large capitalization growth-oriented U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of large-capitalization companies. For purposes of this policy, large capitalization companies have market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings the Sub-Adviser believes are likely to grow faster than the economy.
The Sub-Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Sub-Adviser typically invests in companies it believes possess a structural competitive advantage or durable market leadership position.
A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; level of competitive intensity; return of capital; strong balance sheets and cash flows; the potential for substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. The Sub-Adviser’s process for selecting stocks utilizes fundamental analysis and quantitative analysis during the research process.
From a quantitative standpoint, the Sub-Adviser focuses on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Sub-Adviser’s fundamental research seeks to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Fund typically holds a limited number of stocks (generally 35 to 50). While the Fund’s sector and industry exposure is expected to vary over time, as of February 28, 2026, the Fund had significant exposure to the Communication Services Sector, Financials Sector, Health Care Sector, and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard.
Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In general, the Sub-Adviser may sell a security when, in the Sub-Adviser’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. The Sub-Adviser also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. The Sub-Adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Strategy Portfolio Concentration [Text]	The Fund attempts to achieve its investment objective by investing primarily in equity securities of large capitalization growth-oriented U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of large-capitalization companies.